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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 22, 2002



                              SUSQUEHANNA MEDIA CO.

               (Exact name of registrant as specified in charter)


            Delaware                   333-80523                  23-2722964

(State of other jurisdiction         (Commission                (IRS employer
       of incorporation)             file number)           identification  no.)


                     140 East Market Street, York, PA 17401

                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (717) 848-5500


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Item 5.    Other Events

     Susquehanna Media Co. (Media) reported $80.5 million in consolidated revenues for the fourth quarter ended December 31, 2001. Revenues decreased $7.2 million or 8% compared to fourth quarter 2000. Quarterly operating income of $14.8 million represented an $8.8 million or 37% decrease from fourth quarter 2000. Quarterly Adjusted EBITDA of $28.2 million was $7.0 million or 20% lower than the fourth quarter of 2000.

     For the year ended December 31, 2001, consolidated revenues were $313.4 million, a decrease of $7.2 million or 2% compared to 2000. Operating income for the year was $48.8 million, a $31.8 million or 39% decrease compared to 2000. Adjusted EBITDA of $98.7 million represented a decrease of $23.0 million or 19% from last year. Both operating income and Adjusted EBITDA for 2001 were negatively impacted by a $4.2 million charge due to a change in the valuation basis of a subsidiary's Performance Share Plan. A similar $3.1 million charge was incurred in 2000.

     A conference call is scheduled to review Susquehanna Media Co.'s 2001 fourth quarter and annual results on Tuesday, February 26, 2002 at 11:00 am EST. To participate in this conference call, please dial (800) 386-5530. The participant code is 870627.

     A press release is attached as Exhibit 99.

                                     ******

     Some of the statements herein and in the attached press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," or "anticipates' or the negative thereof or other variations thereof or comparable terminology, or by discussion of strategies, each of which involves risks and uncertainties. All statements other than of historical facts included herein, including those regarding market trends, Media's financial position, business strategy, projected plans and objectives of management for future operations, are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance of Media to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, but are not limited to, general economic and business conditions (both nationally and in Media's markets), terrorist acts or adverse reactions to United States anti-terrorism activities, acquisition opportunities, expectations and estimates concerning future financial performance, financing plans, Media's ability to service its outstanding indebtedness, the impact of competition, existing and future regulations affecting Media's business, nonrenewal of cable franchises, decreases in Media's customers advertising and entertainment expenditures and other factors over which Media may have little or no control.

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Item 7. Financial Statements and Exhibits

     The exhibit(s) filed herewith are set forth on the Exhibit Index hereto.

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                                  EXHIBIT INDEX
                                  -------------

     The following exhibit is filed herewith:

Exhibit No.         Description
-----------         -----------

    99              Press Release dated February 22, 2002

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 22, 2002               SUSQUEHANNA MEDIA CO.
                                       (Registrant)


                                       By: /s/ John L. Finlayson
                                          ----------------------
                                          John L. Finlayson
                                          Vice President and Principal Financial
                                          and Accounting Officer